UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
BlackRock Defensive Advantage Emerging Markets Fund
BlackRock Defensive Advantage International Fund
BlackRock Defensive Advantage U.S. Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2021

Date of reporting period: 04/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

BlackRock FundsSM

•	BlackRock Defensive Advantage Emerging Markets Fund
•	BlackRock Defensive Advantage International Fund
•	BlackRock Defensive Advantage U.S. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2021	BlackRock Defensive Advantage Emerging Markets Fund

Investment Objective

BlackRock Defensive Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Expense Example

	Actual					Hypothetical(a)
	Beginning Account Value (12/21/20)	(b)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(c)	Beginning Account Value (12/21/20)	(b)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(c)	Annualized Expense Ratio
Institutional	$1,000.00		$1,081.40	$3.00		$1,000.00		$1,014.92	$2.91		0.81%
Investor A	1,000.00		1,081.40	3.93		1,000.00		1,014.03	3.80		1.06
Class K	1,000.00		1,081.40	3.00		1,000.00		1,014.92	2.91		0.81

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Commencement of operations.
(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 130/365 (to reflect the period since inception date of December 21, 2020 to April 30, 2021).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
iShares MSCI Qatar ETF	2%
Siam Cement PCL	2
WuXi AppTec Co. Ltd., Class A	2
MediaTek, Inc.	2
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2
JD.com, Inc.	2
Etihad Etisalat Co.	1
Al Rajhi Bank	1
EDP - Energias do Brasil SA	1
Saudi Arabian Oil Co.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	30%
Taiwan	19
United States	13
South Korea	8
Saudi Arabia	8
Malaysia	6
Thailand	3
Mexico	2
Brazil	2
India	2
South Africa	2
Russia	1
Hong Kong	1
Philippines	1
Peru	1
Other#	—	(b)
Other Assets Less Liabilities	1

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	BlackRock Defensive Advantage International Fund

Investment Objective

BlackRock Defensive Advantage International Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Expense Example

	Actual					Hypothetical(a)
	Beginning Account Value (12/21/20)	(b)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(c)	Beginning Account Value (12/21/20)	(b)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(c)	Annualized Expense Ratio
Institutional	$1,000.00		$1,063.00	$1.65		$1,000.00		$1,016.21	$1.62		0.45%
Investor A	1,000.00		1,062.00	2.57		1,000.00		1,015.32	2.51		0.70
Class K	1,000.00		1,063.00	1.65		1,000.00		1,016.21	1.62		0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Commencement of operations.
(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 130/365 (to reflect the period since inception date of December 21, 2020 to April 30, 2021).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Unilever PLC	2%
Coloplast A/S, Class B	2
Deutsche Post AG	2
Nestle SA	2
Jardine Cycle & Carriage Ltd.	2
Medibank Pvt Ltd.	1
Givaudan SA	1
Nice Ltd.	1
National Grid PLC	1
Novo Nordisk A/S, Class B	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	29%
Switzerland	13
United Kingdom	9
Hong Kong	7
France	6
Denmark	5
Singapore	5
Germany	4
Israel	4
Netherlands	4
Australia	3
United States	3
Sweden	3
China	2
Finland	2
Italy	1
Norway	1
Other#	— (b)
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021	BlackRock Defensive Advantage U.S. Fund

Investment Objective BlackRock Defensive Advantage U.S. Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.
Expense Example

	Actual					Hypothetical(a)
	Beginning Account Value (12/21/20)	(b)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(c)	Beginning Account Value (12/21/20)	(b)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(c)	Annualized Expense Ratio
Institutional	$1,000.00		$1,079.50	$1.59		$1,000.00		$1,016.28	$1.54		0.43%
Investor A	1,000.00		1,079.50	2.52		1,000.00		1,015.39	2.44		0.68
Class K	1,000.00		1,079.50	1.59		1,000.00		1,016.28	1.54		0.43

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Commencement of operations.
(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 130/365 (to reflect the period since inception date of December 21, 2020 to April 30, 2021).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
QTS Realty Trust, Inc., Class A	5%
AT&T, Inc.	4
Kimberly-Clark Corp.	4
Adobe, Inc.	4
Agilent Technologies, Inc.	4
Keysight Technologies, Inc.	3
Consolidated Edison, Inc.	3
Alleghany Corp.	3
Zoetis, Inc.	2
Western Union Co.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	22%
Health Care	20
Consumer Staples	14
Industrials	12
Utilities	8
Communication Services	6
Financials	6
Real Estate	5
Energy	2
Consumer Discretionary	2
Materials	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on December 21, 2020 (commencement of operations) and held through April 30, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments April 30, 2021	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.0%
AES Brasil Energia SA	1,661	$4,198
Ambev SA	5,310	14,604
Atacadao SA	4,642	18,561
CPFL Energia SA	964	5,209
EDP - Energias do Brasil SA	45,816	158,482
Omega Geracao SA(a)	681	4,915
Sao Martinho SA	877	5,032

		211,001

China — 29.8%
21Vianet Group, Inc., ADR(a)	154	4,298
3SBio, Inc.(a)(b)	165,000	155,978
Addsino Co. Ltd., Class A	1,700	4,454
Agricultural Bank of China Ltd., Class A	170,300	84,124
Agricultural Bank of China Ltd., Class H	163,000	63,149
Alibaba Group Holding Ltd., ADR(a)	496	114,551
Anhui Expressway Co. Ltd., Class H	6,000	4,206
Bank of China Ltd., Class A	144,200	72,349
Beijing Sinnet Technology Co. Ltd., Class A	4,300	9,339
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	19,400	17,591
BYD Co. Ltd., Class A	200	4,906
BYD Co. Ltd., Class H	1,000	20,795
CAR, Inc.(a)	18,000	9,202
China Conch Venture Holdings Ltd.	1,500	7,077
China Life Insurance Co. Ltd., Class A	1,900	9,672
China Longyuan Power Group Corp. Ltd., Class H	6,000	8,823
China Petroleum & Chemical Corp., Class A	62,700	41,328
China Resources Gas Group Ltd.	6,000	32,463
China Resources Pharmaceutical Group Ltd.(b)	84,000	56,566
China Resources Sanjiu Medical & Pharmaceutical Co.
Ltd., Class A	8,300	32,007
China Yangtze Power Co. Ltd., Class A	22,600	69,639
CSPC Pharmaceutical Group Ltd.	8,000	9,875
Dali Foods Group Co. Ltd.(b)	130,500	77,617
Daqin Railway Co. Ltd., Class A	142,100	150,901
DaShenLin Pharmaceutical Group Co. Ltd., Class A	3,100	36,173
Datang International Power Generation Co. Ltd., Class H	136,000	20,105
Dynagreen Environmental Protection Group Co. Ltd.,
Class H	12,000	5,800
East Group Co. Ltd., Class A	5,300	5,100
ENN Energy Holdings Ltd.	2,600	44,368
Fu Shou Yuan International Group Ltd.	143,000	154,584
Ganfeng Lithium Co. Ltd., Class A	300	5,026
Ganfeng Lithium Co. Ltd., Class H(b)	600	8,038
GCL System Integration Technology Co. Ltd., Class A(a)	8,000	3,829
GDS Holdings Ltd., ADR(a)	106	8,795
Geely Automobile Holdings Ltd.	1,000	2,605
Guoxuan High-Tech Co. Ltd., Class A(a)	800	4,272
Hangzhou Tigermed Consulting Co. Ltd., Class H(a)(b)	700	13,717
Hengtong Optic-Electric Co. Ltd., Class A	5,400	9,635
Industrial & Commercial Bank of China Ltd., Class A	89,900	71,189
Industrial & Commercial Bank of China Ltd., Class H	215,000	139,512
JD.com, Inc., ADR(a)	2,080	160,909
Jinyu Bio-Technology Co. Ltd., Class A	1,700	5,715
Kingdee International Software Group Co. Ltd.	6,000	19,759
Lenovo Group Ltd.	56,000	76,516
LONGi Green Energy Technology Co. Ltd., Class A	400	6,100
NARI Technology Co. Ltd., Class A	1,300	6,400
NetEase, Inc.	1,000	22,350
NetEase, Inc., ADR	782	87,631
New China Life Insurance Co. Ltd., Class H	3,300	12,678

Security	Shares	Value

China (continued)
New Oriental Education & Technology Group, Inc., ADR(a)	3,573	$54,524
NIO, Inc., ADR(a)	208	8,287
Ping An Insurance Group Co. of China Ltd., Class H	1,000	10,902
Postal Savings Bank of China Co. Ltd., Class H(b)	90,000	58,371
Sanan Optoelectronics Co. Ltd., Class A	1,100	4,243
Shanghai Baosight Software Co. Ltd., Class A	2,000	19,529
Shanghai Electric Group Co. Ltd., Class A(a)	6,000	4,728
Shanghai Electric Group Co. Ltd., Class H(a)	14,000	4,859
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	73,400	166,917
Shenzhen Expressway Co. Ltd., Class H	6,000	6,211
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	600	43,056
Shenzhou International Group Holdings Ltd.	1,300	28,599
Sinopharm Group Co. Ltd., Class H	8,800	27,142
Sinotruk Hong Kong Ltd.	2,500	6,143
Sungrow Power Supply Co. Ltd., Class A	400	5,516
Tencent Holdings Ltd.	1,600	127,635
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	1,200	5,096
Tianneng Power International Ltd.	4,000	7,334
Tingyi Cayman Islands Holding Corp.	8,000	14,374
Tongwei Co. Ltd., Class A	800	4,320
Uni-President China Holdings Ltd.	53,000	64,383
Want Want China Holdings Ltd.	150,000	108,408
Weichai Power Co. Ltd., Class A	2,000	5,568
Weichai Power Co. Ltd., Class H	3,000	6,944
WuXi AppTec Co. Ltd., Class A	6,900	168,473
WuXi AppTec Co. Ltd., Class H(b)	2,300	54,190
Wuxi Biologics Cayman, Inc.(a)(b)	3,500	49,132
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	400	5,432
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	2,200	4,122
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	3,000	4,943
Xinyi Solar Holdings Ltd.	4,000	6,671
Yadea Group Holdings Ltd.(b)	4,000	8,757
Yum China Holdings, Inc.	1,714	107,845
Zhejiang Chint Electrics Co. Ltd., Class A	900	4,612
Zhengzhou Yutong Bus Co. Ltd., Class A	2,600	5,455
Zhongjin Gold Corp. Ltd.	4,200	5,530
ZTE Corp., Class A	1,000	4,453
ZTE Corp., Class H	4,200	10,464

		3,224,884

Greece — 0.3%
Hellenic Telecommunications Organization SA	1,800	30,524

Hong Kong — 0.8%
Beijing Enterprises Water Group Ltd.	218,000	83,262
GCL-Poly Energy Holdings Ltd.(a)(c)	14,000	3,568

		86,830

Hungary — 0.4%
OTP Bank Nyrt(a)	946	42,527

India — 1.8%
HDFC Bank Ltd., ADR(a)	499	35,070
Infosys Ltd., ADR	4,153	75,086
Wipro Ltd., ADR	11,434	81,867

		192,023

Kuwait — 0.0%
Mobile Telecommunications Co. KSC	50	100

Malaysia — 5.7%
Axiata Group BHD	10,400	9,820
Fraser & Neave Holdings Bhd	7,800	57,043

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Malayan Banking Bhd	36,600	$73,508
Maxis Bhd	107,500	120,679
Petronas Dagangan BHD	6,000	29,489
Petronas Gas BHD	15,400	59,125
Public Bank Bhd	9,600	9,719
RHB Bank Bhd	116,800	148,418
Telekom Malaysia Bhd	31,600	44,021
Westports Holdings BHD	62,700	65,816

		617,638

Mexico — 2.4%
Coca-Cola Femsa SAB de CV, ADR	2,240	105,213
Grupo Bimbo SAB de CV, Series A	72,399	144,891
Wal-Mart de Mexico SAB de CV	3,168	10,370

		260,474

Peru — 0.5%
Cia de Minas Buenaventura SAA, ADR(a)	868	8,437
Credicorp Ltd.	412	49,193

		57,630

Philippines — 0.6%
Globe Telecom, Inc.	895	34,071
Manila Electric Co.	5,910	33,484

		67,555

Poland(a) — 0.4%
Allegro.eu SA(b)	278	4,262
Bank Polska Kasa Opieki SA	378	7,974
Dino Polska SA(b)	447	29,001

		41,237

Qatar — 0.0%
Masraf Al Rayan QSC	100	121

Russia — 1.3%
PhosAgro PJSC, GDR, Registered Shares	5,232	96,112
Surgutneftegas PJSC	99,387	44,951

		141,063

Saudi Arabia — 8.0%
Al Rajhi Bank	6,027	158,686
Etihad Etisalat Co.(a)	19,415	159,820
Jarir Marketing Co.	2,761	146,509
Riyad Bank	5,101	36,249
Saudi Arabian Oil Co.(b)	16,692	157,564
Saudi Basic Industries Corp.	3,498	115,284
Saudi Telecom Co.	2,685	90,786

		864,898

South Africa — 1.8%
Impala Platinum Holdings Ltd	936	17,490
Naspers Ltd., N Shares	530	120,617
Spar Group Ltd.	1,180	14,895
Vodacom Group Ltd.	4,319	37,444

		190,446

South Korea — 7.8%
Amorepacific Group	2,349	154,983
CJ Logistics Corp.(a)	100	15,379
CS Wind Corp.	75	5,153
Duk San Neolux Co. Ltd.(a)	149	5,755
Hanwha Solutions Corp.(a)	112	4,597
Hyundai Autoever Corp.	4	371
Hyundai Rotem Co. Ltd.(a)	292	5,278

Security	Shares	Value

South Korea (continued)
KT Corp., ADR	12,020	$151,452
KT&G Corp.	1,218	90,132
LG Household & Health Care Ltd.	108	149,162
NAVER Corp.	322	103,691
NCSoft Corp.	45	33,474
Samsung SDI Co. Ltd.	7	4,086
Samsung SDS Co. Ltd.	124	20,335
Seoul Semiconductor Co. Ltd.	288	4,847
SK Telecom Co. Ltd.	365	99,417

		848,112

Taiwan — 18.7%
Arcadyan Technology Corp.	8,000	32,113
Asustek Computer, Inc.	3,000	40,181
Cathay Financial Holding Co. Ltd.	21,000	39,204
Century Iron & Steel Industrial Co. Ltd.	2,000	8,291
Chicony Electronics Co. Ltd.	14,000	42,152
Chroma ATE Inc.	1,000	6,910
Chunghwa Telecom Co. Ltd.	38,000	154,900
CTBC Financial Holding Co. Ltd.	191,000	155,444
Delta Electronics, Inc.	2,000	21,426
Everlight Electronics Co. Ltd.	4,000	6,618
First Financial Holding Co. Ltd.	192,000	157,032
Foxsemicon Integrated Technology Inc.	1,000	8,490
Giant Manufacturing Co. Ltd.	5,000	63,494
Lite-On Technology Corp.	69,000	156,369
MediaTek, Inc.	4,000	167,690
Mega Financial Holding Co. Ltd.	84,000	98,041
Nan Ya Plastics Corp.	15,000	47,137
President Chain Store Corp.	16,000	154,642
Quanta Computer, Inc.	43,000	150,500
Sino-American Silicon Products Inc.	1,000	6,953
Taiwan Cooperative Financial Holding Co. Ltd.	205,000	156,769
Taiwan High Speed Rail Corp.	24,000	26,974
Taiwan Mobile Co. Ltd.	42,000	150,360
Taiwan Semiconductor Manufacturing Co. Ltd.	7,000	147,417
Tong Hsing Electronic Industries Ltd.	3,000	20,561
United Renewable Energy Co. Ltd./Taiwan(a)	12,000	6,133

		2,025,801

Thailand — 3.0%
Bangkok Dusit Medical Services PCL, NVDR	105,200	73,251
BTS Group Holdings PCL, NVDR	138,000	39,647
Home Product Center PCL, NVDR	90,400	40,851
Siam Cement PCL, NVDR	11,400	168,937
Sino-Thai Engineering & Construction PCL	10,100	4,697

		327,383

Turkey — 0.5%
Turkcell Iletisim Hizmetleri, ADR	10,868	49,232

United Arab Emirates — 0.0%
Emirates Telecommunications Group Co. PJSC	20	115

Total Common Stocks — 85.8% (Cost: $8,914,800)		9,279,594

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

United States — 2.2%
iShares MSCI Qatar ETF(d)	12,258	$240,625

Total Investment Companies — 2.2% (Cost: $227,554)		240,625

Preferred Securities

Preferred Stocks — 0.4%

South Korea — 0.4%
LG Household & Health Care Ltd.	67	43,097

Total Preferred Securities — 0.4% (Cost: $45,730)		43,097

Total Long-Term Investments — 88.4% (Cost: $9,188,084)		9,563,316

Short-Term Securities

Money Market Funds — 10.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(d)(e)	1,096,787	1,096,787
SL Liquidity Series, LLC, Money Market Series, 0.13%(d)(e)(f)	11,547	11,550

Total Short-Term Securities — 10.3% (Cost: $1,108,337)		1,108,337

Total Investments — 98.7% (Cost: $10,296,421)		10,671,653

Other Assets Less Liabilities — 1.3%		142,863

Net Assets — 100.0%		$10,814,516

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/21/20(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$1,096,787	(b)	$—	$—	$—	$1,096,787	1,096,787	$125	$—
iShares MSCI Qatar ETF	—	237,570		(9,995)	(21)	13,071	240,625	12,258	—	—
SL Liquidity Series, LLC, Money Market Series	—	11,550	(b)	—	—	—	11,550	11,547	—	—

					$(21)	$13,071	$1,348,962		$125	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage Emerging Markets Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MCSI India Index.	11	06/18/21	$916	$(43,376)
MSCI Emerging Markets Index.	4	06/18/21	267	(1,233)

				$(44,609)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$44,609	$—	$—	$—	$44,609

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$278,015	$—	$—	$—	$278,015

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(44,609)	$—	$—	$—	$(44,609)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,679,012

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$211,001	$—	$—	$211,001
China	624,457	2,600,427	—	3,224,884
Greece	—	30,524	—	30,524
Hong Kong	—	83,262	3,568	86,830

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Hungary	$—	$42,527	$—	$42,527
India	192,023	—	—	192,023
Kuwait	—	100	—	100
Malaysia	65,816	551,822	—	617,638
Mexico	260,474	—	—	260,474
Peru	57,630	—	—	57,630
Philippines	67,555	—	—	67,555
Poland	4,262	36,975	—	41,237
Qatar	—	121	—	121
Russia	96,112	44,951	—	141,063
Saudi Arabia	340,322	524,576	—	864,898
South Africa	—	190,446	—	190,446
South Korea	151,452	696,660	—	848,112
Taiwan	150,360	1,875,441	—	2,025,801
Thailand	—	327,383	—	327,383
Turkey	49,232	—	—	49,232
United Arab Emirates	115	—	—	115
Investment Companies	240,625	—	—	240,625
Preferred Securities
Preferred Stocks	—	43,097	—	43,097
Short-Term Securities
Money Market Funds	1,096,787	—	—	1,096,787

	$3,608,223	$7,048,312	$3,568	10,660,103

Investments Valued at NAV(a)				11,550

				$10,671,653
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(44,609)	$—	$—	$(44,609)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 3.4%
Ansell Ltd.	138	$4,489
Goodman Group	1,497	21,830
JB Hi-Fi Ltd.	139	4,945
Medibank Pvt Ltd.	68,931	163,551
REA Group Ltd.	1,253	152,446
Technology One Ltd.	2,292	16,721

		363,982

Austria — 0.3%
Telekom Austria AG	3,974	32,489

Belgium — 0.5%
Etablissements Franz Colruyt NV	516	30,603
Warehouses De Pauw CVA	482	16,999

		47,602

China — 2.0%
BOC Hong Kong Holdings Ltd.	42,500	149,440
Chow Tai Fook Jewellery Group Ltd.	21,000	33,826
Kerry Logistics Network Ltd.	9,500	28,516

		211,782

Denmark — 5.3%
Chr Hansen Holding A/S(a)	1,644	150,931
Coloplast A/S, Class B	999	165,474
Novo Nordisk A/S, Class B	2,211	163,100
Novozymes A/S, B Shares	1,112	78,866

		558,371

Finland — 1.7%
Kesko OYJ, -B Shares	1,283	39,066
Kone OYJ, Class B	1,848	145,147

		184,213

France — 5.5%
Air Liquide SA	584	98,347
Danone SA	845	59,648
Hermes International	129	161,909
Kering SA	15	12,020
Legrand SA	1,620	157,691
L’Oreal SA	96	39,309
Orange SA	4,327	53,885

		582,809

Germany — 4.4%
Beiersdorf AG	898	101,358
Deutsche Boerse AG	933	160,779
Deutsche Post AG, Registered Shares	2,792	164,441
E.ON SE	1,537	18,533
Fielmann AG(a)	315	23,984

		469,095

Hong Kong — 7.4%
Champion REIT	4,000	2,323
CLP Holdings Ltd.	16,500	162,867
HK Electric Investments & HK Electric Investments Ltd.(b)	17,000	17,027
HKT Trust & HKT Ltd., Class SS(b)	22,000	31,944
Hong Kong & China Gas Co. Ltd.	30,000	48,121
Hongkong Land Holdings Ltd.	14,000	69,233
Hutchison Telecommunications Hong Kong Holdings Ltd.	40,000	7,767
Kerry Properties Ltd.	47,500	160,042
Link REIT	14,100	133,006

Security	Shares	Value

Hong Kong (continued)
MTR Corp. Ltd.	24,000	$133,666
Swire Properties Ltd.	5,200	15,518

		781,514

Israel — 3.7%
Bank Hapoalim BM(a)	19,768	157,108
First International Bank Of Israel Ltd.	91	2,775
Israel Discount Bank Ltd., Class A	6,429	28,941
Nice Ltd.(a)	677	163,268
Strauss Group Ltd.	1,518	44,347

		396,439

Italy — 1.5%
Italgas SpA	24,073	157,000

Japan — 29.0%
Astellas Pharma, Inc.	400	6,021
Benesse Holdings, Inc.	1,300	28,706
Calbee, Inc.	5,200	124,612
Canon Marketing Japan, Inc.	1,100	26,556
Fast Retailing Co. Ltd.	100	82,043
FUJIFILM Holdings Corp.	2,500	161,938
Itoham Yonekyu Holdings, Inc.	1,500	9,650
Kaken Pharmaceutical Co. Ltd.	100	4,123
Kamigumi Co. Ltd.	4,400	85,730
Kandenko Co. Ltd.	2,100	17,952
KDDI Corp.	4,500	136,033
Keyence Corp.	300	144,016
Kirin Holdings Co. Ltd.	8,600	161,501
Kobayashi Pharmaceutical Co. Ltd.	100	8,931
K’s Holdings Corp.	800	10,914
Lintec Corp.	3,000	65,280
Maruichi Steel Tube Ltd.	400	10,012
McDonald’s Holdings Co. Japan Ltd.	1,400	63,921
Medipal Holdings Corp.	4,400	80,962
Morinaga & Co. Ltd/Japan	2,100	69,972
Nintendo Co. Ltd.	200	114,731
Nippon Telegraph & Telephone Corp.	5,900	148,756
Nissin Foods Holdings Co. Ltd.	300	21,258
Obic Co. Ltd.	500	96,363
Oracle Corp. Japan	400	37,502
Otsuka Holdings Co. Ltd.	900	34,492
Pigeon Corp.	1,200	40,726
Rinnai Corp.	1,300	130,539
Sawai Group Holdings Co. Ltd.	700	33,690
Seria Co. Ltd.	1,000	36,239
Shimano, Inc.	100	22,866
SMC Corp.	100	58,108
Softbank Corp.	5,800	74,764
Sumitomo Rubber Industries Ltd.	13,000	161,042
Suntory Beverage & Food Ltd.	4,100	138,397
Takeda Pharmaceutical Co. Ltd.	4,100	136,942
Tokio Marine Holdings, Inc.	200	9,591
Tokyo Gas Co. Ltd.	6,700	135,969
Toyo Suisan Kaisha Ltd.	1,600	65,240
Unicharm Corp.	4,100	159,368
Welcia Holdings Co. Ltd.	3,500	109,205
Yamada Holdings Co. Ltd.	2,600	12,943

		3,077,604

Luxembourg — 0.2%
RTL Group SA(a)	350	20,578

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands — 3.7%
Akzo Nobel NV	119	$14,288
Flow Traders(c)	565	23,326
GrandVision NV(a)(c)	461	14,909
Koninklijke Ahold Delhaize NV	5,960	160,395
Koninklijke Philips NV(a)	438	24,766
Randstad NV	2,155	155,488

		393,172

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	360	9,278

Norway — 0.6%
Gjensidige Forsikring ASA	2,966	67,355

Singapore — 4.8%
DBS Group Holdings Ltd.	900	20,170
Jardine Cycle & Carriage Ltd.	9,400	163,630
Singapore Post Ltd.	48,900	28,270
Singapore Technologies Engineering Ltd.	32,500	94,021
Singapore Telecommunications Ltd.	85,800	160,973
StarHub Ltd.	7,800	7,903
United Overseas Bank Ltd.	1,800	35,879

		510,846

Spain — 0.1%
Iberdrola SA	889	12,014

Sweden — 2.8%
Atlas Copco AB, A Shares	1,262	76,528
Axfood AB	1,383	34,609
Swedish Match AB	1,903	155,788
Telefonaktiebolaget LM Ericsson, B Shares	2,256	30,984

		297,909

Switzerland — 12.9%
Cie Financiere Richemont SA, Class A, Registered Shares	760	77,996
Galenica AG(c)	805	54,480
Givaudan SA, Registered Shares	39	163,417
Kuehne + Nagel International AG, Registered Shares	501	149,796
Nestle SA, Registered Shares	1,374	163,960
Novartis AG, Registered Shares	600	51,202
Roche Holding AG	946	318,436
Schindler Holding AG, Registered Shares	70	19,477
Sika AG, Registered Shares	541	161,576

Security	Shares	Value

Switzerland (continued)
Swisscom AG, Registered Shares	260	$141,167
Tecan Group AG	138	67,245

		1,368,752

United Kingdom — 8.7%
AstraZeneca PLC	1,482	157,750
Dunelm Group PLC	418	8,513
GlaxoSmithKline PLC	537	9,924
J Sainsbury PLC	46,142	151,553
Kingfisher PLC(a)	25,635	126,551
National Grid PLC	12,951	163,254
Segro PLC	218	3,029
Unilever PLC	2,837	165,696
WM Morrison Supermarkets PLC	56,245	135,082

		921,352

United States — 0.1%
QIAGEN NV(a)	311	15,162

Total Long-Term Investments — 98.7% (Cost: $10,134,061)		10,479,318

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(d)(e)	294,891	294,891

Total Short-Term Securities — 2.8% (Cost: $294,891)		294,891

Total Investments — 101.5% (Cost: $10,428,952)		10,774,209

Liabilities in Excess of Other Assets — (1.5)%		(154,133)

Net Assets — 100.0%		$10,620,076

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/21/20(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$294,891	(b)	$—	$—	$—	$294,891	294,891	$17	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage International Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	1	06/18/21	$113	$2,207

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,207	$—	$—	$—	$2,207

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$5,101	$—	$—	$—	$5,101

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,207	$—	$—	$—	$2,207

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$109,320

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$363,982	$—	$363,982
Austria	32,489	—	—	32,489
Belgium	30,603	16,999	—	47,602
China	—	211,782	—	211,782
Denmark	—	558,371	—	558,371
Finland	—	184,213	—	184,213

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage International Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
France	$—	$582,809	$—	$582,809
Germany	—	469,095	—	469,095
Hong Kong	17,027	764,487	—	781,514
Israel	—	396,439	—	396,439
Italy	—	157,000	—	157,000
Japan	267,507	2,810,097	—	3,077,604
Luxembourg	—	20,578	—	20,578
Netherlands	38,235	354,937	—	393,172
New Zealand	—	9,278	—	9,278
Norway	—	67,355	—	67,355
Singapore	—	510,846	—	510,846
Spain	—	12,014	—	12,014
Sweden	—	297,909	—	297,909
Switzerland	—	1,368,752	—	1,368,752
United Kingdom	165,696	755,656	—	921,352
United States	—	15,162	—	15,162
Short-Term Securities
Money Market Funds	294,891	—	—	294,891

	$846,448	$9,927,761	$—	$10,774,209

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,207	$—	$—	$2,207

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Lockheed Martin Corp.	272	$103,512
Northrop Grumman Corp.	77	27,292

		130,804

Beverages — 3.7%
Coca-Cola Co.	2,126	114,761
PepsiCo, Inc.	594	85,631

		200,392

Biotechnology — 4.1%
Amgen, Inc.	254	60,868
Biogen, Inc.(a)	21	5,614
Gilead Sciences, Inc.	1,194	75,783
Regeneron Pharmaceuticals, Inc.(a)	132	63,532
Vertex Pharmaceuticals, Inc.(a)	71	15,492

		221,289

Building Products — 1.6%
Allegion PLC	237	31,848
Lennox International, Inc.	155	51,978

		83,826

Capital Markets — 2.1%
FactSet Research Systems, Inc.	154	51,778
Moody’s Corp.	188	61,421

		113,199

Chemicals — 0.4%
WR Grace & Co.	349	23,987

Commercial Services & Supplies — 2.5%
Republic Services, Inc.	112	11,905
Waste Connections, Inc.	827	98,504
Waste Management, Inc.	178	24,559

		134,968

Communications Equipment — 0.7%
Arista Networks, Inc.(a)	104	32,778
Motorola Solutions, Inc.	13	2,448

		35,226

Diversified Consumer Services — 0.0%
frontdoor, Inc.(a)	17	910

Diversified Telecommunication Services — 4.9%
AT&T, Inc.	7,785	244,527
Cogent Communications Holdings, Inc.	104	7,853
Verizon Communications, Inc.	206	11,905

		264,285

Electric Utilities — 3.4%
American Electric Power Co., Inc.	289	25,637
Eversource Energy	60	5,173
IDACORP, Inc.	356	36,483
NextEra Energy, Inc.	878	68,054
Pinnacle West Capital Corp.	46	3,894
Portland General Electric Co.	857	43,587

		182,828

Electrical Equipment — 1.1%
AMETEK, Inc.	452	60,988

Security	Shares	Value

Electronic Equipment, Instruments & Components — 3.9%
Cognex Corp.	675	$58,131
Keysight Technologies, Inc.(a)	1,062	153,300

		211,431

Entertainment — 1.0%
Electronic Arts, Inc.	363	51,575

Equity Real Estate Investment Trusts (REITs) — 4.6%
QTS Realty Trust, Inc., Class A.	3,706	246,412

Food & Staples Retailing — 0.2%
Costco Wholesale Corp.	17	6,326
Kroger Co.	30	1,096
Walmart, Inc.	29	4,057

		11,479

Food Products — 5.9%
General Mills, Inc.	333	20,266
Hershey Co.	663	108,931
Kellogg Co.	1,739	108,549
Mondelez International, Inc., Class A	1,341	81,546

		319,292

Gas Utilities — 1.0%
National Fuel Gas Co.	1,065	52,888

Health Care Equipment & Supplies — 1.9%
Edwards Lifesciences Corp.(a)	336	32,095
Hill-Rom Holdings, Inc.	584	64,368
Medtronic PLC	28	3,666

		100,129

Health Care Providers & Services — 0.1%
Amedisys, Inc.(a)	19	5,127

Health Care Technology — 1.0%
Cerner Corp.	723	54,261

Hotels, Restaurants & Leisure — 0.9%
Aramark	396	15,393
McDonald’s Corp.	89	21,011
Planet Fitness, Inc., Class A(a)	101	8,483
Wendy’s Co.	64	1,444

		46,331

Household Products — 4.4%
Kimberly-Clark Corp.	1,745	232,643
Procter & Gamble Co.	16	2,135

		234,778

Industrial Conglomerates — 1.2%
3M Co.	317	62,493

Insurance — 4.4%
Alleghany Corp.(a)	209	141,905
Allstate Corp.	117	14,836
Aon PLC, Class A	271	68,140
Erie Indemnity Co., Class A	6	1,284
First American Financial Corp.	208	13,416

		239,581

Interactive Media & Services(a) — 0.2%
Alphabet, Inc., Class C.	4	9,640
Match Group, Inc.	12	1,868

		11,508

IT Services — 10.1%
Accenture PLC, Class A	190	55,094

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Akamai Technologies, Inc.(a)	6	$652
Amdocs Ltd.	1,495	114,726
Automatic Data Processing, Inc.	246	46,000
Jack Henry & Associates, Inc.	655	106,654
Paychex, Inc.	54	5,265
Visa, Inc., Class A	431	100,664
Western Union Co.	4,566	117,620

		546,675

Life Sciences Tools & Services — 4.5%
Agilent Technologies, Inc.	1,463	195,516
Mettler-Toledo International, Inc.(a)	12	15,760
QIAGEN NV(a)	233	11,214
Waters Corp.(a)	68	20,391

		242,881

Machinery — 2.5%
Fortive Corp.	13	921
Graco, Inc.	1,066	81,869
Toro Co.	451	51,684

		134,474

Media — 0.2%
Liberty Broadband Corp., Class C(a)	61	9,926

Metals & Mining — 0.3%
Newmont Corp.	279	17,412

Multi-Utilities — 3.5%
CMS Energy Corp.	669	43,077
Consolidated Edison, Inc.	1,912	148,008

		191,085

Oil, Gas & Consumable Fuels — 2.3%
Equitrans Midstream Corp.	4,961	40,482
Murphy Oil Corp.	4,628	78,352
Targa Resources Corp.	98	3,400
Williams Cos., Inc.	156	3,800

		126,034

Pharmaceuticals — 8.1%
Bristol-Myers Squibb Co.	1,289	80,459
Eli Lilly & Co.	70	12,794
Johnson & Johnson	565	91,943
Merck & Co., Inc.	1,098	81,801
Pfizer, Inc.	1,172	45,298
Zoetis, Inc.	735	127,177

		439,472

Security	Shares	Value

Professional Services — 0.6%
CoStar Group, Inc.(a)	39	$33,323

Software — 7.0%
Adobe, Inc.(a)	440	223,670
j2 Global, Inc.(a)	217	26,257
Microsoft Corp.	119	30,009
Proofpoint, Inc.(a)	133	22,891
ServiceNow, Inc.(a)	141	71,398
UiPath, Inc., Class A(a)	65	4,680

		378,905

Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	310	41,112

Tobacco — 0.0%
Philip Morris International, Inc.	21	1,995

Trading Companies & Distributors — 0.6%
Watsco, Inc.	105	30,750

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.(a)	123	16,252

Total Long-Term Investments — 98.4% (Cost: $5,002,368)		5,310,283

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(b)(c)	135,946	135,946

Total Short-Term Securities — 2.5% (Cost: $135,946)		135,946

Total Investments — 100.9% (Cost: $5,138,314)		5,446,229

Liabilities in Excess of Other Assets — (0.9)%		(49,180)

Net Assets — 100.0%		$5,397,049

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Defensive Advantage U.S. Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/21/20(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$135,946	(b)	$—	$—	$—	$135,946	135,946	$10	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,457	$—	$—	$—	$3,457

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,310,283	$—	$—	$5,310,283
Short-Term Securities
Money Market Funds	135,946	—	—	135,946

	$5,446,229	$—	$—	$5,446,229

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities

April 30, 2021

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

ASSETS
Investments at value — unaffiliated(a)	$9,322,691	$10,479,318	$5,310,283
Investments at value — affiliated(b)	1,348,962	294,891	135,946
Cash pledged for futures contracts	115,000	8,000	—
Foreign currency at value(c)	83,489	16,137	—
Receivables:
Investments sold	—	119,700	—
Dividends — unaffiliated	23,865	36,976	5,863
Dividends — affiliated	21	—	—
From the Manager	20,405	23,620	16,448
Variation margin on futures contracts	17,538	—	—
Deferred offering costs	71,335	71,335	71,335
Prepaid expenses	1,380	1,380	1,380

Total assets	11,004,686	11,051,357	5,541,255

LIABILITIES
Collateral on securities loaned at value	11,550	—	—
Payables:
Investments purchased	—	251,442	—
Accounting services fees	13,520	13,520	9,230
Offering costs	97,813	112,257	97,720
Trustees’ and Officer’s fees	494	495	511
Other accrued expenses	6,185	9,205	5,996
Pricing fees	8,975	8,975	1,068
Professional fees	34,100	33,861	29,660
Service fees	21	21	21
Variation margin on futures contracts	17,512	1,505	—

Total liabilities	190,170	431,281	144,206

NET ASSETS	$10,814,516	$10,620,076	$5,397,049

NET ASSETS CONSIST OF
Paid-in capital	$9,989,792	$9,995,120	$4,997,239
Accumulated earnings	824,724	624,956	399,810

NET ASSETS	$10,814,516	$10,620,076	$5,397,049

(a) Investments at cost — unaffiliated	$8,960,530	$10,134,061	$5,002,368
(b) Investments at cost — affiliated	$1,335,891	$294,891	$135,946
(c) Foreign currency at cost	$83,577	$16,171	$—

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

April 30, 2021

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

NET ASSET VALUE

Institutional
Net assets	$108,146	$106,201	$107,943

Shares outstanding	10,000	10,000	10,000

Net asset value	$10.81	$10.62	$10.79

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$108,057	$106,114	$107,853

Shares outstanding	10,000	10,000	10,000

Net asset value	$10.81	$10.61	$10.79

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$10,598,313	$10,407,761	$5,181,253

Shares outstanding	980,000	980,000	480,000

Net asset value	$10.81	$10.62	$10.79

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations

Period Ended April 30, 2021

	BlackRock Defensive Advantage Emerging Markets Fund(a)	BlackRock Defensive Advantage International Fund(a)	BlackRock Defensive Advantage U.S. Fund(a)

INVESTMENT INCOME
Dividends — unaffiliated	$56,337	$107,245	$29,839
Dividends — affiliated	125	17	10
Foreign taxes withheld	(6,075)	(13,849)	(15)

Total investment income	50,387	93,413	29,834

EXPENSES
Organization and offering	51,097	51,097	51,097
Professional	40,950	40,950	36,010
Investment advisory	30,284	16,568	7,831
Pricing	8,975	8,975	1,068
Custodian	7,800	7,800	3,510
Printing and postage	6,370	6,370	5,330
Accounting services	5,720	5,720	5,720
Trustees and Officer	3,840	3,840	3,850
Registration	3,664	3,664	3,664
Administration	1,609	1,565	774
Administration — class specific	758	737	365
Transfer agent — class specific	390	390	390
Service — class specific	94	92	91
Miscellaneous	5,225	5,225	3,037

Total expenses	166,776	152,993	122,737
Less:
Administration fees waived - class specific	(757)	(737)	(365)
Fees waived and/or reimbursed by the Administrator	(1,608)	(1,565)	(774)
Fees waived and/or reimbursed by the Manager	(133,286)	(133,641)	(113,297)
Transfer agent fees waived and/or reimbursed — class specific	(390)	(390)	(390)

Total expenses after fees waived and/or reimbursed	30,735	16,660	7,911

Net investment income	19,652	76,753	21,923

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	197,939	203,400	66,254
Investments — affiliated	(21)	—	—
Foreign currency transactions	(7,728)	(2,935)	—
Futures contracts	278,015	5,101	3,457

	468,205	205,566	69,711

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	362,161	345,257	307,915
Investments — affiliated	13,071	—	—
Foreign currency translations	36	293	—
Futures contracts	(44,609)	2,207	—

	330,659	347,757	307,915

Net realized and unrealized gain	798,864	553,323	377,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$818,516	$630,076	$399,549

(a)	The Fund commenced operations on December 21, 2020.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Defensive Advantage Emerging Markets Fund Period from 12/21/20(a) to 04/30/21	BlackRock Defensive Advantage International Fund Period from 12/21/20(a) to 04/30/21	BlackRock Defensive Advantage U.S. Fund Period from 12/21/20(a) to 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,652	$76,753	$21,923
Net realized gain	468,205	205,566	69,711
Net change in unrealized appreciation	330,659	347,757	307,915

Net increase in net assets resulting from operations	818,516	630,076	399,549

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(40)	(100)	(50)
Investor A	(33)	(93)	(43)
Class K	(3,927)	(9,807)	(2,407)

Decrease in net assets resulting from distributions to shareholders	(4,000)	(10,000)	(2,500)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,000,000	10,000,000	5,000,000

NET ASSETS
Total increase in net assets	10,814,516	10,620,076	5,397,049
Beginning of period	—	—	—

End of period	$10,814,516	$10,620,076	$5,397,049

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage Emerging Markets Fund

	Institutional
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02
Net realized and unrealized gain	0.79

Net increase from investment operations	0.81

Distributions from net investment income(c)	(0.00	)(d)

Net asset value, end of period	$10.81

Total Return(e)
Based on net asset value	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.18	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.81	%(h)

Net investment income	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$108

Portfolio turnover rate		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.06%.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.74%.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Investor A
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period	$10.00

Net investment income(b)	0.01
Net realized and unrealized gain	0.80

Net increase from investment operations	0.81

Distributions from net investment income(c)	(0.00	)(d)

Net asset value, end of period	$10.81

Total Return(e)
Based on net asset value.	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.43	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.06	%(h)

Net investment income	0.27	%(h)

Supplemental Data
Net assets, end of period (000)	$108

Portfolio turnover rate		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.06%.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.99%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Class K
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02
Net realized and unrealized gain	0.79

Net increase from investment operations	0.81

Distributions from net investment income(c)	(0.00	)(d)

Net asset value, end of period	$10.81

Total Return(e)
Based on net asset value.	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	2.84	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.81	%(h)

Net investment income	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$10,598

Portfolio turnover rate		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.06%.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.40%.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage International Fund

	Institutional
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period	$10.00

Net investment income(b)	0.08
Net realized and unrealized gain	0.55

Net increase from investment operations	0.63

Distributions from net investment income(c)		(0.01)

Net asset value, end of period	$10.62

Total Return(d)
Based on net asset value	6.30	%(e)

Ratios to Average Net Assets
Total expenses	2.90	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.45	%(f)

Net investment income	2.08	%(f)

Supplemental Data
Net assets, end of period (000)	$106

Portfolio turnover rate		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.50%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage International Fund (continued)

	Investor A
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period	$10.00

Net investment income(b)	0.07
Net realized and unrealized gain	0.55

Net increase from investment operations	0.62

Distributions from net investment income(c)		(0.01)

Net asset value, end of period	$10.61

Total Return(d)
Based on net asset value.	6.20	%(e)

Ratios to Average Net Assets
Total expenses	3.15	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.70	%(f)

Net investment income	1.84	%(f)

Supplemental Data
Net assets, end of period (000)	$106

Portfolio turnover rate		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.75%.

See notes to financial statements.

28	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage International Fund (continued)

	Class K
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period	$10.00

Net investment income(b)	0.08
Net realized and unrealized gain	0.55

Net increase from investment operations	0.63

Distributions from net investment income(c)		(0.01)

Net asset value, end of period	$10.62

Total Return(d)
Based on net asset value.	6.30	%(e)

Ratios to Average Net Assets
Total expenses	2.55	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.45	%(f)

Net investment income	2.09	%(f)

Supplemental Data
Net assets, end of period (000)	$10,408

Portfolio turnover rate		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.15%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage U.S. Fund

	Institutional
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period.	$10.00

Net investment income(b)	0.04
Net realized and unrealized gain	0.76

Net increase from investment operations	0.80

Distributions from net investment income(c)		(0.01)

Net asset value, end of period	$10.79

Total Return(d)
Based on net asset value.	7.95	%(e)

Ratios to Average Net Assets
Total expenses	4.06	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.43	%(f)

Net investment income	1.21	%(f)

Supplemental Data
Net assets, end of period (000)	$108

Portfolio turnover rate		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.07%.

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Investor A
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period.	$10.00

Net investment income(b)	—
Net realized and unrealized gain	0.79

Net increase from investment operations	0.79

Distributions from net investment income(c)	(0.00	)(d)

Net asset value, end of period	$10.79

Total Return(e)
Based on net asset value	7.95	%(f)

Ratios to Average Net Assets
Total expenses	4.31	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.68	%(g)

Net investment income	0.96	%(g)

Supplemental Data
Net assets, end of period (000)	$108

Portfolio turnover rate		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.32%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Class K
	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period.	$10.00

Net investment income(b)	0.04
Net realized and unrealized gain	0.76

Net increase from investment operations	0.80

Distributions from net investment income(c)		(0.01)

Net asset value, end of period	$10.79

Total Return(d)
Based on net asset value	7.95	%(e)

Ratios to Average Net Assets
Total expenses	3.71	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.43	%(f)

Net investment income	1.21	%(f)

Supplemental Data
Net assets, end of period (000)	$5,181

Portfolio turnover rate		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.72%.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Defensive Advantage Emerging Markets Fund	Defensive Advantage Emerging Markets	Diversified
BlackRock Defensive Advantage International Fund	Defensive Advantage International	Diversified
BlackRock Defensive Advantage U.S. Fund.	Defensive Advantage U.S.	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed each Fund $10,000, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
(ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.
Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2021, certain investments of Defensive Advantage Emerging Markets were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments,. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated, and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Defensive Advantage Emerging Markets	Defensive Advantage International	Defensive Advantage U.S.
First $1 billion	0.80%	0.45%	0.43%
$1 billion – $3 billion	0.75	0.42	0.40
$3 billion – $5 billion	0.72	0.41	0.39
$5 billion – $10 billion	0.70	0.39	0.37
Greater than $10 billion	0.68	0.38	0.36

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

With respect to each Fund, effective January 14, 2021 the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Defensive Advantage Emerging Markets		Defensive Advantage International		Defensive Advantage U.S.
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the period ended April 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A
Defensive Advantage Emerging Markets	$94
Defensive Advantage International	92
Defensive Advantage U.S	91

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration - class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the period ended April 30, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total
Defensive Advantage Emerging Markets	$7	$8	$743	$758
Defensive Advantage International	8	8	721	737
Defensive Advantage U.S	8	7	350	365

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended April 30, 2021, the Funds did not pay any amounts to affiliates in return for these services.

For the period ended April 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total
Defensive Advantage Emerging Markets	$130	$130	$130	$390
Defensive Advantage International	130	130	130	390
Defensive Advantage U.S	130	130	130	390

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through August 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended April 30, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived
Defensive Advantage Emerging Markets	$346

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Fund Name	Amounts Waived
Defensive Advantage International	$44
Defensive Advantage U.S.	31

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through August 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended April 30, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Amounts Waived
Defensive Advantage Emerging Markets	$1,140

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Class K
Defensive Advantage Emerging Markets	0.86%	1.11%	0.81%
Defensive Advantage International	0.50	0.75	0.45
Defensive Advantage U.S.	0.48	0.73	0.43

The Manager has agreed not to reduce or discontinue these contractual expense limitations through August 31, 2022, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the period ended April 30, 2021, amounts included in the Statements of Operations were as follows:

Fund Name	Amounts Waived
Defensive Advantage Emerging Markets	$121,800
Defensive Advantage International	123,597
Defensive Advantage U.S	103,266

In addition, these amounts waived and/or reimbursed by the Manager or Administrator are included in fees waived and/or reimbursed by the Administrator, Administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the period ended April 30, 2021, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator
Defensive Advantage Emerging Markets	$1,608
Defensive Advantage International	1,565
Defensive Advantage U.S	774

	Administration Fees Waived - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Defensive Advantage Emerging Markets	$7	$8	$742	$757
Defensive Advantage International	7	8	722	737
Defensive Advantage U.S	8	7	350	365

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Defensive Advantage Emerging Markets	$130	$130	$130	$390
Defensive Advantage International	130	130	130	390
Defensive Advantage U.S	130	130	130	390

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Defensive Advantage U.S. retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage U.S., pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, Defensive Advantage U.S. retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Defensive Advantage Emerging Markets and Defensive Advantage International retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage Emerging Markets and Defensive Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended April 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Defensive Advantage Emerging Markets	$14,563,151	$5,561,433
Defensive Advantage International	18,850,199	8,877,997
Defensive Advantage U.S	7,971,141	3,035,029

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
Defensive Advantage Emerging Markets	$(10,208)	$10,208
Defensive Advantage International	(4,880)	4,880
Defensive Advantage U.S	(2,761)	2,761

The tax character of distributions paid was as follows:

Fund Name	Period Ended 04/30/21
Defensive Advantage Emerging Markets
Ordinary income	$4,000
Defensive Advantage International
Ordinary income	10,000
Defensive Advantage U.S
Ordinary income	2,500

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total
Defensive Advantage Emerging Markets.	$357,307	$93,626	$373,791	$824,724
Defensive Advantage International	300,932	4,384	319,640	624,956
Defensive Advantage U.S	94,766	2,074	302,970	399,810

(a)

The difference between book-basis and tax-basis net unrealized gains and losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Defensive Advantage Emerging Markets	$10,297,897	$594,280	$(220,524)	$373,756
Defensive Advantage International	10,454,862	528,847	(209,500)	319,347
Defensive Advantage U.S	5,143,259	334,429	(31,459)	302,970

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 12/21/20(a) to 04/30/21
Fund Name / Share Class	Shares	Amounts
Defensive Advantage Emerging Markets Institutional
Shares sold	10,001	$100,010
Shares redeemed	(1)	(10)

	10,000	$100,000

Investor A
Shares sold	10,001	$100,010
Shares redeemed	(1)	(10)

	10,000	$100,000

Class K
Shares sold	980,001	$9,800,010
Shares redeemed	(1)	(10)

	980,000	$9,800,000

	1,000,000	$10,000,000

	Period from 12/21/20(a) to 04/30/21
Fund Name / Share Class	Shares	Amounts
Defensive Advantage International Institutional
Shares sold	10,001	$100,010
Shares redeemed	(1)	(10)

	10,000	$100,000

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Period from 12/21/20(a) to 04/30/21
Fund Name / Share Class (continued)	Shares	Amounts
Defensive Advantage International (continued)
Investor A
Shares sold	10,001	$100,010
Shares redeemed	(1)	(10)

	10,000	$100,000

Class K
Shares sold	980,001	$9,800,010
Shares redeemed	(1)	(10)

	980,000	$9,800,000

	1,000,000	$10,000,000

	Period from 12/21/20(a) to 04/30/21
Fund Name / Share Class	Shares	Amounts
Defensive Advantage U.S. Institutional
Shares sold	10,001	$100,010
Shares redeemed	(1)	(10)

	10,000	$100,000

Investor A
Shares sold	10,001	$100,010
Shares redeemed	(1)	(10)

	10,000	$100,000

Class K
Shares sold	480,001	$4,800,010
Shares redeemed	(1)	(10)

	480,000	$4,800,000

	500,000	$5,000,000

(a)	Commencement of operations.

As of April 30, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K	Total
Defensive Advantage Emerging Markets	10,000	10,000	980,000	1,000,000
Defensive Advantage International	10,000	10,000	980,000	1,000,000
Defensive Advantage U.S.	10,000	10,000	480,000	500,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund, and BlackRock Defensive Advantage U.S. Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund, and BlackRock Defensive Advantage U.S. Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of April 30, 2021, the related statements of operations, changes in net assets, and the financial highlights for the period from December 21, 2020 (commencement of operations) through April 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the period from December 21, 2020 (commencement of operations) through April 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Defensive Advantage U.S.	24.37%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

Fund Name	Qualified Dividend Income
Defensive Advantage Emerging Markets	$24,621
Defensive Advantage International	88,293
Defensive Advantage U.S.	25,004

For the fiscal year ended April 30, 2021, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Defensive Advantage Emerging Markets	$38,411	$3,489
Defensive Advantage International	88,597	10,424

I M P O R T A N T T A X I N F O R M A T I O N	45

Disclosure of Investment Advisory Agreement

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on November 9-11, 2020 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Defensive Advantage U.S. Fund (the “Defensive Advantage U.S. Fund”), BlackRock Defensive Advantage International Fund (the “Defensive Advantage International Fund”) and BlackRock Defensive Advantage Emerging Markets Fund (the “Defensive Advantage Emerging Markets Fund” and, together with the Defensive Advantage U.S. Fund and the Defensive Advantage International Fund, the “Funds” and, each individually, a “Fund”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Trust is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Funds, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of each Funds as compared with a peer group of funds and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for each Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding each Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the Funds’ portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Funds. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Funds, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Funds under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Funds was consistent with each Fund’s operational requirements, including, in addition to seeking to meet the pertinent Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Funds. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

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Disclosure of Investment Advisory Agreement   (continued)

Disclosure of Investment Advisory Agreement (continued)

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Funds. The Board considered that BlackRock and its affiliates will provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the pertinent Fund. In particular, BlackRock and its affiliates will provide the Funds with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Funds because the Funds was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the Defensive Advantage International Fund’s contractual management fee rate ranked in the first quartile, and that the estimated actual management fee rate and estimated total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that each of the Defensive Advantage U.S. Fund’s and the Defensive Advantage Emerging Markets Fund’s contractual management fee rate ranked in the second quartile, and that the estimated actual management fee rate and estimated total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

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Disclosure of Investment Advisory Agreement   (continued)

Disclosure of Investment Advisory Agreement (continued)

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board Members present at the Organizational Meeting, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to each Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Sub-Advisory Agreement

Disclosure of Investment Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on January 7, 2021 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to BlackRock Defensive Advantage U.S. Fund (the “Defensive Advantage U.S. Fund”), BlackRock Defensive Advantage International Fund (the “Defensive Advantage International Fund”) and BlackRock Defensive Advantage Emerging Markets Fund (the “Defensive Advantage Emerging Markets Fund” and, together with the Defensive Advantage U.S. Fund and the Defensive Advantage International Fund, the “Funds” and, each individually, a “Fund”), each a series of the Trust. The Sub-Advisory Agreement was substantially the same as sub-advisory agreements that had previously been approved by the Board with respect to certain other portfolios of the Trust.

On the date of the Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Consistent with the requirements of the 1940 Act, the Board considers the initial approval of the Sub-Advisory Agreement.

At the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board previously met on November 9-11, 2020 (the “November 2020 Meeting”) to consider the initial approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) between the Trust and the Manager. At the November 2020 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a two-year term beginning on the effective date of the Advisory Agreement. A discussion of the basis for the Board’s initial approval of the Advisory Agreement at the November 2020 Meeting is included in the semi-annual shareholder report for the Funds for the period ended April 30, 2021. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the November 2020 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Funds, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019. Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 152 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems) from 2015 to 2020; Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 152 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 152 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 250 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 252 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	55

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SAB	Special Assessment Bonds

SAN	State Aid Notes

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DEF-04/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) and Deloitte & Touche (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defensive Advantage Emerging Markets Fund	$26,765	N/A	$0	N/A	$13,700	N/A	$0	N/A
BlackRock Defensive Advantage International Fund	$26,765	N/A	$0	N/A	$13,700	N/A	$0	N/A
BlackRock Defensive Advantage U.S. Fund	$22,220	N/A	$0	N/A	$12,700	N/A	$0	N/A

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$0	$0
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defensive Advantage Emerging Markets Fund	$13,700	N/A
BlackRock Defensive Advantage International Fund	$13,700	N/A
BlackRock Defensive Advantage U.S. Fund	$12,700	N/A

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 6, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: July 6, 2021